================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number 811-00229

                           SELIGMAN GROWTH FUND, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (612) 671-1947
                                                     --------------

Date of fiscal year end:    12/31
                            -----

Date of reporting period:   12/31
                            -----

================================================================================

Annual Report
and Prospectus                                                   (SELIGMAN LOGO)

SELIGMAN GROWTH FUND


ANNUAL REPORT FOR
THE PERIOD ENDED
DECEMBER 31, 2009
(Prospectus also enclosed)

SELIGMAN GROWTH FUND SEEKS LONG-TERM CAPITAL
APPRECIATION.


This annual report includes a prospectus that
describes in detail the Funds' objectives,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2

Manager Commentary.................    5

The Fund's Long-term Performance...   10

Fund Expenses Example..............   12

Portfolio of Investments...........   15

Statement of Assets and
  Liabilities......................   23

Statement of Operations............   25

Statements of Changes in Net
  Assets...........................   26

Financial Highlights...............   28

Notes to Financial Statements......   33

Report of Independent Registered
  Public Accounting Firm...........   51

Federal Income Tax Information.....   53

Board Members and Officers.........   54

Proxy Voting.......................   58




--------------------------------------------------------------------------------
                                   SELIGMAN GROWTH FUND -- 2009 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> Seligman Growth Fund (the Fund) Class A shares advanced 39.42% for the 12 months ended Dec. 31, 2009.

> The Fund outperformed its benchmark, the Russell 1000(R) Growth Index, which advanced 37.21% during the same period.

> The Fund also outperformed its peer group, as represented by the Lipper Large-
  Cap Growth Funds Index, which rose 38.50% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2009)
--------------------------------------------------------------------------------


                                   1 YEAR  3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------------------------
Seligman Growth Fund
  Class A (excluding sales
  charge)                         +39.42%   -3.14%   +0.97%   -4.54%
---------------------------------------------------------------------
Russell 1000 Growth Index
  (unmanaged)                     +37.21%   -1.89%   +1.63%   -3.99%
---------------------------------------------------------------------
Lipper Large-Cap Growth Funds
  Index                           +38.50%   -2.28%   +1.01%   -4.51%
---------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting seligman.com or calling 1 (800) 221-2450.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices and average do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
2  SELIGMAN GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT DEC. 31, 2009
                                                                   SINCE
Without sales charge        1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION*
Class A (inception
  4/1/39)                  +39.42%   -3.14%   +0.97%   -4.54%       N/A
--------------------------------------------------------------------------
Class B (inception
  4/22/96)                 +38.10%   -3.95%   +0.13%   -5.29%       N/A
--------------------------------------------------------------------------
Class C (inception
  5/27/99)                 +38.10%   -3.95%   +0.13%   -5.27%       N/A
--------------------------------------------------------------------------
Class I (inception
  8/3/09)                     N/A      N/A      N/A      N/A     +11.22%**
--------------------------------------------------------------------------
Class R2 (inception
  4/30/03)                 +38.89%   -3.42%   +0.66%     N/A      +4.46%
--------------------------------------------------------------------------
Class R3 (inception
  8/3/09)                     N/A      N/A      N/A      N/A     +11.10%**
--------------------------------------------------------------------------
Class R4 (inception
  8/3/09)                     N/A      N/A      N/A      N/A     +11.15%**
--------------------------------------------------------------------------
Class R5 (inception
  11/30/01)                +40.03%   -2.73%   +1.41%     N/A      -0.56%
--------------------------------------------------------------------------

With sales charge
Class A (inception
  4/1/39)                  +31.32%   -5.01%   -0.24%   -5.11%       N/A
--------------------------------------------------------------------------
Class B (inception
  4/22/96)                 +33.10%   -4.92%   -0.28%   -5.29%       N/A
--------------------------------------------------------------------------
Class C (inception
  5/27/99)                 +37.10%   -3.95%   +0.13%   -5.27%       N/A
--------------------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4 and Class R5 shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to qualifying institutional investors only.

 *For classes with less than 10 years performance.
**Not annualized.


--------------------------------------------------------------------------------
                                   SELIGMAN GROWTH FUND -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
                    X     LARGE
                          MEDIUM   SIZE
                          SMALL



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.


--------------------------------------------------------------------------------
4  SELIGMAN GROWTH FUND -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

Dear Shareholder,

Seligman Growth Fund (the Fund) Class A shares advanced 39.42% for the 12 months ended Dec. 31, 2009. The Fund outperformed its benchmark, the Russell 1000(R) Growth Index (Russell Index), which advanced 37.21% during the same period. The Fund also outperformed its peer group, as represented by the Lipper Large-Cap Growth Funds Index, which rose 38.50% during the same period.

SIGNIFICANT PERFORMANCE FACTORS
The Fund's positioning in the consumer discretionary sector had a positive effect on relative performance. In the retail group, holdings such as retailer TARGET and ROYAL CARIBBEAN CRUISES added value. Holdings of homebuilders such as NVR also had a favorable impact. The portfolio benefited from a position in AMAZON.COM, which performed very well as the company continued to take market share from its Internet competitors as well as traditional retailers. Not having meaningful exposure to some better performing areas of the consumer discretionary sector, such as media, was disadvantageous.


SECTOR BREAKDOWN(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

Consumer Discretionary                     12.7%
------------------------------------------------
Consumer Staples                            6.3%
------------------------------------------------
Energy                                      5.0%
------------------------------------------------
Financials                                  6.9%
------------------------------------------------
Health Care                                17.8%
------------------------------------------------
Industrials                                10.6%
------------------------------------------------
Information Technology                     35.4%
------------------------------------------------
Materials                                   4.6%
------------------------------------------------
Telecommunication Services                  0.4%
------------------------------------------------
Other(2)                                    0.3%
------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.

(2) Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
                                   SELIGMAN GROWTH FUND -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------

In the information technology sector, where stock selection was also very strong, leading contributors included digital entertainment technology company ROVI, semiconductor stock MARVELL TECHNOLOGY GROUP, SAVVIS, which provides Internet infrastructure services, and APPLE, maker of the iPhone and other personal computer devices. In addition, holdings in MASTERCARD added to relative return. Rovi has continued to grow its subscription services, particularly in Europe. Our research on the Apple product line, including the iPhone and iMac led to a large position in the company, which more than doubled in price during the year. MasterCard benefited from a return to spending and from continued international growth as more people in emerging markets begin to use debit and credit cards.

The portfolio's energy position added to relative return, led by holdings of TRANSOCEAN, a company that provides drilling services for oil and gas well. The stock's valuation had fallen so low, that investors moved back into the stock, spurring a sharp recovery. Holdings of NOBLE ENERGY, the oil and gas exploration and production company also added to relative return.


TOP TEN HOLDINGS(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

MasterCard Cl A                             4.7%
------------------------------------------------
Apple                                       4.6%
------------------------------------------------
Hewlett-Packard                             4.4%
------------------------------------------------
Target                                      3.7%
------------------------------------------------
Rovi                                        3.1%
------------------------------------------------
Google Cl A                                 2.7%
------------------------------------------------
Marvell Technology Group                    2.6%
------------------------------------------------
Cisco Systems                               2.6%
------------------------------------------------
Medicis Pharmaceutical Cl A                 2.5%
------------------------------------------------
Philip Morris Intl                          2.4%
------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
6  SELIGMAN GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Positioning in the financials sector had a positive effect on relative results, mainly due to stock selection in the consumer finance group. Stocks such as CAPITAL ONE FINANCIAL benefited from improving delinquency and default trends. The Fund's insurance holdings also added value as insurance stocks were generally revalued upward after their sharp losses during the financial crisis. Having less exposure to capital market stocks than the Russell Index was disadvantageous as these stocks benefited from the financial market recovery.

Positioning in consumer staples detracted from relative return. The portfolio's weighting was smaller than that of the Russell Index. As a result, the portfolio had less exposure to some of the better performing consumer staples stocks such as WAL-MART, PEPSI and COCA-COLA. Though these stocks were individual detractors, underweighting consumer staples was an effective decision since it allowed us to put more emphasis on sectors such as technology and consumer discretionary which performed much better for the year.

Having a smaller industrials position than the Russell Index was advantageous; however, DELTA AIRLINES was a significant detractor due to the timing of our share purchases. We still believe airlines are a good long-term holding as consumers return to more frequent air travel.

In the health care sector, ILLUMINA was a key detractor. The company makes diagnostics tools for gene therapy and DNA arrays. We expected them to receive stimulus money through the National Institute of Health, but because that money did not come through until the fourth quarter, its impact wasn't reflected in 2009 performance.



  Though stock market performance is probably not going to be as robust as it was last year, we still believe there will be opportunities, particularly among companies with attractive valuations, good free cash flow and definable catalysts to drive their results.






--------------------------------------------------------------------------------
                                   SELIGMAN GROWTH FUND -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------

CHANGES TO THE FUND'S PORTFOLIO
We reduced the portfolio's information technology overweight, though the position is still larger than that of the Russell Index. Some technology stocks appreciated to the point where they were getting close to the price targets we had set for them, so we took profits in selected holdings. We still see strong growth potential in the technology sector. After substantial cost-cutting through much of the recession, we believe an increase in corporate technology spending is overdue. We have focused the portfolio's information technology position on areas we think will benefit from higher spending. These include computers and peripherals, information technology services and software.

By year-end, the portfolio's energy weighting was slightly larger than the Russell Index, after being slightly smaller during 2009. We are starting to see more evidence that we believe indicates the energy sector is on the verge of a capital spending cycle. This gives us more confidence in the earning streams of energy companies, particularly those in the oil services group.

While we increased the portfolio's consumer staples weighting, moving it closer to that of the Russell Index, it still remains an underweight. The severe underperformance of consumer staples stocks created some very good valuation opportunities within that sector.

We believe the outlook for consumer spending remains challenging, given the unemployment rate and sporadic improvements in the housing market. Consequently, the portfolio's consumer discretionary holdings favored retailers that we believe will appeal to frugal consumers.

OUR FUTURE STRATEGY
The economy is expected to improve in 2010, as manufacturing picks up, business spending improves and the employment picture brightens. However, after the sharp rally in 2009, we believe much of the good news is already priced into stocks. Therefore, we expect investors to be more selective, rewarding specific companies that have top line growth and strong earnings. We also anticipate selected companies will benefit from increased merger and acquisition activity as firms coming out of the crisis period with excess cash try to grow their businesses through acquisition.


--------------------------------------------------------------------------------
8  SELIGMAN GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

In this environment, betting for or against particular industry sectors is likely to be less rewarding than choosing individual stocks that can maintain or increase their growth rate. Though stock market performance is probably not going to be as robust as it was last year, we still believe there will be opportunities, particularly among companies with attractive valuations, good free cash flow and definable catalysts to drive their results.

                   (PHOTO - ERIK VOSS)

                   Erik J. Voss
                   Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
                                   SELIGMAN GROWTH FUND -- 2009 ANNUAL REPORT  9

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Seligman Growth Fund Class A shares (from 1/1/00 to 12/31/09) as compared to the performance of the Russell 1000 Growth Index, the Lipper Large-Cap Growth Funds Index and the Lipper Large-Cap Growth Funds Average. In comparing the Fund's Class A shares to these indices and average, you should take into account the fact that the Fund's performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices average. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Dec. 31, 2009
                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
SELIGMAN GROWTH FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $13,132    $8,571    $9,881    $5,922
------------------------------------------------------------------------------------------
     Average annual total return                    +31.32%    -5.01%    -0.24%    -5.11%
------------------------------------------------------------------------------------------
RUSSELL 1000 GROWTH INDEX(1)
     Cumulative value of $10,000                    $13,721    $9,445   $10,844    $6,658
------------------------------------------------------------------------------------------
     Average annual total return                    +37.21%    -1.89%    +1.63%    -3.99%
------------------------------------------------------------------------------------------
LIPPER LARGE-CAP GROWTH FUNDS INDEX(2)
     Cumulative value of $10,000                    $13,850    $9,332   $10,513    $6,305
------------------------------------------------------------------------------------------
     Average annual total return                    +38.50%    -2.28%    +1.01%    -4.51%
------------------------------------------------------------------------------------------
LIPPER LARGE-CAP GROWTH FUNDS AVERAGE(3)
     Cumulative value of $10,000                    $13,497    $9,220   $10,463    $7,650
------------------------------------------------------------------------------------------
     Average annual total return                    +34.97%    -2.67%    +0.91%    -2.91%
------------------------------------------------------------------------------------------



Results for other share classes can be found on page 3.


--------------------------------------------------------------------------------
10  SELIGMAN GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN SELIGMAN GROWTH FUND LINE GRAPH)


                   SELIGMAN GROWTH
                     FUND CLASS                          LIPPER LARGE-CAP      LIPPER LARGE-CAP
                    A (INCLUDES        RUSSELL 1000        GROWTH FUNDS          GROWTH FUNDS
                    SALES CHARGE)     GROWTH INDEX(1)         INDEX(2)             AVERAGE(3)
                   ---------------    ---------------    -----------------    -------------------
12/99                 $ 9,425             $10,000            $10,000                $10,000
3/00                   10,103              10,713             10,813                 10,795
6/00                   10,441              10,423             10,023                 10,374
9/00                   10,561               9,863              9,856                 10,386
12/00                   7,900               7,758              8,032                  8,976
3/01                    6,458               6,136              6,260                  7,283
6/01                    7,040               6,653              6,682                  7,722
9/01                    5,433               5,362              5,354                  6,254
12/01                   6,372               6,173              6,115                  7,126
3/02                    5,906               6,014              5,960                  6,988
6/02                    4,612               4,891              5,017                  5,943
9/02                    3,841               4,155              4,213                  5,020
12/02                   4,073               4,452              4,396                  5,254
3/03                    4,044               4,404              4,328                  5,180
6/03                    4,597               5,035              4,913                  5,889
9/03                    4,772               5,232              5,069                  6,077
12/03                   5,339               5,776              5,581                  6,705
3/04                    5,354               5,822              5,649                  6,812
6/04                    5,455               5,934              5,703                  6,893
9/04                    5,179               5,624              5,452                  6,608
12/04                   5,644               6,140              5,997                  7,256
3/05                    5,412               5,889              5,722                  6,964
6/05                    5,615               6,034              5,921                  7,169
9/05                    5,834               6,277              6,226                  7,527
12/05                   5,964               6,463              6,452                  7,786
3/06                    6,110               6,663              6,601                  8,034
6/06                    5,892               6,403              6,263                  7,655
9/06                    6,212               6,655              6,378                  7,849
12/06                   6,517               7,050              6,756                  8,266
3/07                    6,517               7,134              6,825                  8,354
6/07                    7,056               7,623              7,273                  8,912
9/07                    7,798               7,943              7,745                  9,480
12/07                   7,594               7,883              7,768                  9,507
3/08                    6,765               7,080              6,896                  8,423
6/08                    7,405               7,169              6,967                  8,585
9/08                    5,703               6,285              5,970                  7,368
12/08                   4,248               4,853              4,552                  5,672
3/09                    4,146               4,653              4,382                  5,458
6/09                    4,830               5,412              5,114                  6,273
9/09                    5,571               6,168              5,877                  7,145
12/09                   5,922               6,658              6,305                  7,650




(1) The Russell 1000 Growth Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Large-Cap Growth Funds Index includes the 30 largest large-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends.*
(3) The Lipper Large-Cap Growth Funds Average (the Lipper Average) is an unmanaged benchmark that is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper's USDE large-cap floor ($9.1 billion as of Dec. 31, 2008). The Lipper Average returns include net reinvested dividends.*
    * On Jan. 1, 2010, the Lipper Index replaced the Lipper Average as the Fund's secondary benchmark. The Lipper Average includes all funds categorized by Lipper within the broad universe of the funds in the Lipper Average, whereas the Lipper Index includes only a select peer group from the Lipper Average, as described above. This change was made to bring the selection of the Fund's secondary benchmarks in line with the practice of the other funds in the RiverSource Family of Funds, which would permit a common shareholder experience and provide a more focused peer group for performance comparison purposes. Information on both the Lipper Index and the Lipper Average will be included for a one-year transition period. Thereafter, only the Lipper Index will be included.


--------------------------------------------------------------------------------
                                  SELIGMAN GROWTH FUND -- 2009 ANNUAL REPORT  11

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held until Dec. 31, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
12  SELIGMAN GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                   BEGINNING         ENDING        EXPENSES
                                 ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                JULY 1, 2009(a)  DEC. 31, 2009  THE PERIOD(b)  EXPENSE RATIO
--------------------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------------------
  Actual(c)                          $1,000        $1,226.20        $ 6.85(e)      1.22%
--------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,019.06        $ 6.21(e)      1.22%
--------------------------------------------------------------------------------------------

Class B
--------------------------------------------------------------------------------------------
  Actual(c)                          $1,000        $1,217.60        $11.07(e)      1.98%
--------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,015.22        $10.06(e)      1.98%
--------------------------------------------------------------------------------------------

Class C
--------------------------------------------------------------------------------------------
  Actual(c)                          $1,000        $1,217.60        $11.18(e)      2.00%
--------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,015.12        $10.16(e)      2.00%
--------------------------------------------------------------------------------------------

Class I
--------------------------------------------------------------------------------------------
  Actual(d)                          $1,000        $1,112.20        $ 3.08(e)       .71%
--------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,021.63        $ 3.62(e)       .71%
--------------------------------------------------------------------------------------------

Class R2
--------------------------------------------------------------------------------------------
  Actual(c)                          $1,000        $1,223.20        $ 8.80(e)      1.57%
--------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,017.29        $ 7.98(e)      1.57%
--------------------------------------------------------------------------------------------

Class R3
--------------------------------------------------------------------------------------------
  Actual(d)                          $1,000        $1,111.00        $ 5.51(e)      1.27%
--------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,018.80        $ 6.46(e)      1.27%
--------------------------------------------------------------------------------------------

Class R4
--------------------------------------------------------------------------------------------
  Actual(d)                          $1,000        $1,111.50        $ 4.38(e)      1.01%
--------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,020.11        $ 5.14(e)      1.01%
--------------------------------------------------------------------------------------------

Class R5
--------------------------------------------------------------------------------------------
  Actual(c)                          $1,000        $1,228.80        $ 4.66(e)       .83%
--------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,021.02        $ 4.23(e)       .83%
--------------------------------------------------------------------------------------------


(a) The beginning account values for Classes I, R3 and R4 are as of the close of business on Aug. 3, 2009 (when shares of these classes became publicly available) for actual expense calculations, and as of July 1, 2009 for hypothetical expense calculations.
(b) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the

--------------------------------------------------------------------------------
                                  SELIGMAN GROWTH FUND -- 2009 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

    one-half year period). Actual expenses for Classes I, R3 and R4 are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 150/365 (to reflect the number of days in the period).
(c) Based on the actual return for the six months ended Dec. 31, 2009: +22.62% for Class A, +21.76% for Class B, +21.76% for Class C, +22.32% for Class R2 and +22.88% for Class R5.
(d) Based on the actual return for the period from Aug. 3, 2009 (when shares became publicly available) to Dec. 31, 2009: +11.22% for Class I, +11.10% for Class R3 and +11.15% for Class R4.
(e) RiverSource Investments, LLC (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Feb. 28, 2011, unless sooner terminated at the sole discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds) will not exceed 1.21% for Class A, 1.98% for Class B, 1.97% for Class C, 0.76% for Class I, 1.56% for Class R2, 1.31% for Class R3, 1.06% for Class R4 and 0.81% for Class R5. Any amounts waived will not be reimbursed by the Fund. This change was effective Sept. 12, 2009. Had this change been in place for the entire six month period ended Dec. 31, 2009, the actual expenses paid would have been $6.79 for Class A, $11.01 for Class C, $8.74 for Class R2, and $4.55 for Class R5; the hypothetical expenses paid would have been $6.16 for Class A, $10.01 for Class C, $7.93 for Class R2 and $4.13 for Class R5. The actual and hypothetical expenses for Classes B, I, R3 and R4 would have been the same as those expenses presented in the table above.


--------------------------------------------------------------------------------
14  SELIGMAN GROWTH FUND -- 2009 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

DEC. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (99.8%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (2.7%)
Goodrich                                                137,498(d)         $8,834,247
Honeywell Intl                                          311,757            12,220,874
ITT                                                      77,600(d)          3,859,824
Precision Castparts                                     177,400(d)         19,576,090
                                                                      ---------------
Total                                                                      44,491,035
-------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.6%)
United Parcel Service Cl B                              167,800             9,626,686
-------------------------------------------------------------------------------------

BIOTECHNOLOGY (4.9%)
Amgen                                                   493,556(b)         27,920,463
Celgene                                                 149,500(b)          8,324,160
Dendreon                                                428,600(b,d)       11,263,608
Gilead Sciences                                         554,546(b,d)       24,000,751
Vertex Pharmaceuticals                                  228,400(b,d)        9,786,940
                                                                      ---------------
Total                                                                      81,295,922
-------------------------------------------------------------------------------------

CAPITAL MARKETS (1.3%)
Goldman Sachs Group                                      56,000             9,455,040
Invesco                                                 493,690            11,596,778
                                                                      ---------------
Total                                                                      21,051,818
-------------------------------------------------------------------------------------

CHEMICALS (3.1%)
Monsanto                                                245,810(d)         20,094,968
Potash Corp of Saskatchewan                             287,811(c)         31,227,493
                                                                      ---------------
Total                                                                      51,322,461
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (1.0%)
Wells Fargo & Co                                        638,479            17,232,548
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (2.6%)
Cisco Systems                                         1,769,281(b)         42,356,587
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (11.8%)
Apple                                                   355,959(b)         75,057,516
EMC                                                     930,600(b)         16,257,582
Hewlett-Packard                                       1,404,214(d)         72,331,063
Seagate Technology                                    1,577,300(c,d)       28,691,087
                                                                      ---------------
Total                                                                     192,337,248
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (1.2%)
Fluor                                                   181,833             8,189,758
Foster Wheeler                                          400,900(b)         11,802,496
                                                                      ---------------
Total                                                                      19,992,254
-------------------------------------------------------------------------------------

CONSUMER FINANCE (1.9%)
American Express                                        533,600(d)         21,621,472
Capital One Financial                                   242,434(d)          9,294,920
                                                                      ---------------
Total                                                                      30,916,392
-------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (1.5%)
Coinstar                                                860,308(b,d)       23,899,356
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.4%)
Qwest Communications Intl                             1,454,100             6,121,761
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.8%)
ABB ADR                                                 698,700(b,c)       13,345,170
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (2.6%)
Natl Oilwell Varco                                      372,700(d)         16,432,343
Schlumberger                                            392,600(d)         25,554,334
                                                                      ---------------
Total                                                                      41,986,677
-------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.7%)
CVS Caremark                                            862,830(d)         27,791,754
-------------------------------------------------------------------------------------

FOOD PRODUCTS (0.8%)
Kellogg                                                 261,700(d)         13,922,440
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (3.4%)
Alcon                                                    99,369(c)         16,331,295
Baxter Intl                                             345,400            20,268,072
Covidien                                                417,057(c)         19,972,860
                                                                      ---------------
Total                                                                      56,572,227
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (1.9%)
Express Scripts                                         264,993(b)         22,908,645
WellPoint                                               153,500(b,d)        8,947,515
                                                                      ---------------
Total                                                                      31,856,160
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                                  SELIGMAN GROWTH FUND -- 2009 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

HEALTH CARE TECHNOLOGY (0.5%)
Cerner                                                  105,600(b,d)       $8,705,664
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.3%)
NVR                                                      31,000(b)         22,032,010
-------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.6%)
3M                                                      109,687             9,067,824
-------------------------------------------------------------------------------------

INSURANCE (2.7%)
AFLAC                                                   389,248(d)         18,002,720
Prudential Financial                                    541,923(d)         26,966,088
                                                                      ---------------
Total                                                                      44,968,808
-------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (1.5%)
Amazon.com                                              177,800(b)         23,917,656
-------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (3.3%)
Google Cl A                                              72,309(b,d)       44,830,134
SAVVIS                                                  643,006(b)          9,034,234
                                                                      ---------------
Total                                                                      53,864,368
-------------------------------------------------------------------------------------

IT SERVICES (6.9%)
Cognizant Technology Solutions Cl A                     830,175(b)         37,606,928
MasterCard Cl A                                         298,947(d)         76,524,453
                                                                      ---------------
Total                                                                     114,131,381
-------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (1.1%)
Illumina                                                600,439(b,d)       18,403,455
-------------------------------------------------------------------------------------

MACHINERY (2.0%)
Cummins                                                 170,800(d)          7,832,888
Deere & Co                                              266,587(d)         14,419,691
Joy Global                                              205,900(d)         10,622,381
                                                                      ---------------
Total                                                                      32,874,960
-------------------------------------------------------------------------------------

MEDIA (2.2%)
CBS Cl B                                                997,600(d)         14,016,280
Virgin Media                                          1,354,248(d)         22,791,994
                                                                      ---------------
Total                                                                      36,808,274
-------------------------------------------------------------------------------------

METALS & MINING (1.5%)
Barrick Gold                                            348,751(c)         13,733,814
United States Steel                                     210,100(d)         11,580,712
                                                                      ---------------
Total                                                                      25,314,526
-------------------------------------------------------------------------------------

MULTILINE RETAIL (5.1%)
Dollar General                                          534,024(b)         11,978,158
Kohl's                                                  215,367(b)         11,614,742
Target                                                1,254,171(d)         60,664,252
                                                                      ---------------
Total                                                                      84,257,152
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (2.4%)
Apache                                                  299,526(d)         30,902,098
Kinder Morgan Management LLC                                 --(b,e)               23
Noble Energy                                            124,045(d)          8,834,485
                                                                      ---------------
Total                                                                      39,736,606
-------------------------------------------------------------------------------------

PERSONAL PRODUCTS (1.4%)
Avon Products                                           752,884(d)         23,715,846
-------------------------------------------------------------------------------------

PHARMACEUTICALS (5.9%)
Abbott Laboratories                                     678,600            36,637,614
Medicis Pharmaceutical Cl A                           1,540,400(d)         41,667,820
Pfizer                                                  993,053            18,063,634
                                                                      ---------------
Total                                                                      96,369,068
-------------------------------------------------------------------------------------

ROAD & RAIL (2.7%)
CSX                                                     390,900(d)         18,954,741
Union Pacific                                           404,618(d)         25,855,090
                                                                      ---------------
Total                                                                      44,809,831
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.8%)
Intel                                                   943,975            19,257,090
Marvell Technology Group                              2,059,856(b,c,d)     42,742,012
                                                                      ---------------
Total                                                                      61,999,102
-------------------------------------------------------------------------------------

SOFTWARE (7.2%)
Activision Blizzard                                   1,429,464(b)         15,881,345
Citrix Systems                                          206,851(b,d)        8,607,070
Oracle                                                  953,157            23,390,473
Rovi                                                  1,615,673(b,d)       51,491,499
Symantec                                              1,070,900(b)         19,158,401
                                                                      ---------------
Total                                                                     118,528,788
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (1.1%)
American Eagle Outfitters                               502,400(d)          8,530,752
Dick's Sporting Goods                                   364,800(b,d)        9,072,576
                                                                      ---------------
Total                                                                      17,603,328
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
16  SELIGMAN GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

TOBACCO (2.4%)
Philip Morris Intl                                      814,675           $39,259,188
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $1,349,891,736)                                                 $1,642,486,331
-------------------------------------------------------------------------------------



MONEY MARKET FUND (0.3%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.18%               4,475,978(f)         $4,475,978
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $4,475,978)                                                         $4,475,978
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN (27.6%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND (1.3%)
JPMorgan Prime Money Market Fund                     20,798,439           $20,798,439
-------------------------------------------------------------------------------------





                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)
ASSET-BACKED COMMERCIAL PAPER (3.8%)
Antalis US Funding
 01-05-10                            0.28%           $9,999,455            $9,999,455
 01-20-10                            0.23             9,995,975             9,995,975
Cancara Asset Securitisation LLC
 01-20-10                            0.28             6,995,046             6,995,046
 02-12-10                            0.27             4,996,700             4,996,700
Ebbets Funding LLC
 01-05-10                            0.48             9,998,133             9,998,133
 01-07-10                            0.56             4,997,278             4,997,278
Grampian Funding LLC
 01-04-10                            0.25             9,997,639             9,997,639
Rhein-Main Securitisation
 01-21-10                            0.41             4,994,761             4,994,761
                                                                      ---------------
Total                                                                      61,974,987
-------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT (18.9%)
Banco Bilbao Viz Argentaria, London
 03-01-10                            0.26             5,002,538             5,002,538
Banco Espirito Santo e Commerciale
 01-05-10                            0.40            11,000,000            11,000,000
 01-07-10                            0.47             4,999,543             4,999,543
Banco Popular Caisse d'Epargne
 02-16-10                            0.28             5,000,000             5,000,000
Banco Popular Espanol
 01-06-10                            0.32             5,097,859             5,097,859
 01-14-10                            0.38             5,000,000             5,000,000
 01-25-10                            0.41             4,998,178             4,998,178
Banco Santander Central Hispano
 01-13-10                            0.32             5,000,000             5,000,000
 02-10-10                            0.29             4,000,000             4,000,000
Bank of Tokyo Securities
 03-23-10                            0.29             4,000,000             4,000,000
Banque Federative du Credit Mutuel
 01-19-10                            0.35             3,996,425             3,996,425
 02-08-10                            0.36             4,995,304             4,995,304
 02-18-10                            0.33             6,994,102             6,994,102
Bayrische Hypo-Und Vereinsbank
 01-04-10                            0.50             8,000,000             8,000,000
Caisse Des Depots
 03-01-10                            0.28            14,989,507            14,989,507
Caixa Geral de Deposit
 03-04-10                            0.30             6,000,000             6,000,000
 03-15-10                            0.30            10,000,000            10,000,000
Commerzbank
 01-04-10                            0.18             9,000,000             9,000,000
 01-04-10                            0.23             9,998,020             9,998,020
Credit Industrial et Commercial
 03-04-10                            0.38             5,000,000             5,000,000
Den Danske Bank
 01-04-10                            0.25            15,000,000            15,000,000
Dexia Bank
 01-11-10                            0.40             9,996,335             9,996,335
Dexia Credit Local
 01-29-10                            0.39            10,000,000            10,000,000
Erste Bank der Oesterreichischen Sparkassen
 01-05-10                            0.23             9,000,000             9,000,000
Hong Kong Shanghai Bank
 01-04-10                            0.29            10,000,000            10,000,000


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                                  SELIGMAN GROWTH FUND -- 2009 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

INVESTMENTS OF CASH COLLATERAL  RECEIVED FOR SECURITIES ON LOAN (CONTINUED)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)
CERTIFICATES OF DEPOSIT (CONT.)
Jyske Bank
 03-03-10                            0.41%           $4,994,937            $4,994,937
KBC Bank
 01-25-10                            0.32             3,000,000             3,000,000
 01-29-10                            0.32             5,000,000             5,000,000
Mizuho Corporate Bank
 02-19-10                            0.29            10,000,000            10,000,000
Norinchukin Bank
 02-17-10                            0.31             5,000,000             5,000,000
NyKredit Bank
 03-22-10                            0.44            10,000,000            10,000,000
 03-29-10                            0.43             2,500,000             2,500,000
Pohjola Bank
 03-15-10                            0.39             4,995,077             4,995,077
Raiffeisen Zentralbank Oesterreich
 01-06-10                            0.28            15,000,000            15,000,000
Skandinaviska Enskilda Banken
 01-04-10                            0.40            10,000,000            10,000,000
 01-05-10                            0.40            11,000,000            11,000,000
State of Hessen
 01-04-10                            0.20            20,000,000            20,000,000
Sumitomo Mitsui Banking
 02-12-10                            0.31             5,000,000             5,000,000
 02-19-10                            0.31            10,000,000            10,000,000
 02-22-10                            0.31             3,000,000             3,000,000
Unicredito Italiano
 03-08-10                            0.34             4,995,706             4,995,706
                                                                      ---------------
Total                                                                     311,553,531
-------------------------------------------------------------------------------------

COMMERCIAL PAPER (1.5%)
BTM Capital
 02-05-10                            0.39            14,985,213            14,985,213
KBC Financial Products
 01-11-10                            0.43             9,995,819             9,995,819
                                                                      ---------------
Total                                                                      24,981,032
-------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS (2.1%)(g)
Barclays Capital
 dated 12-31-09, matures 01-04-10,
 repurchase price
 $5,000,118                          0.21             5,000,000             5,000,000
Cantor Fitzgerald
 dated 12-31-09, matures 01-04-10,
 repurchase price
 $25,000,056                         0.02            25,000,000            25,000,000
Morgan Stanley
 dated 12-31-09, matures 01-04-10,
 repurchase price
 $5,000,146                          0.26             5,000,000             5,000,000
                                                                      ---------------
Total                                                                      35,000,000
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $454,307,989)                                                     $454,307,989
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,808,675,703)(h)                                              $2,101,270,298
=====================================================================================




The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  SELIGMAN GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF INVESTMENTS



     ADR  -- American Depository Receipt



(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2009, the value of foreign securities, excluding short-term securities, represented 10.09% of net assets.

(d) At Dec. 31, 2009, security was partially or fully on loan. See Note 6 to the financial statements.

(e)  Represents fractional shares.

(f) Affiliated Money Market Fund -- See Note 7 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2009.

(g) The table below represents securities received as collateral subject to repurchase agreements. This collateral is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

     BARCLAYS CAPITAL (0.21%)

     SECURITY DESCRIPTION                             VALUE(A)
     ----------------------------------------------------------
     BCRR Trust                                        $834,466
     Bear Stearns Adjustable Rate Mortgage Trust        270,376
     Citigroup Commercial Mortgage Trust                396,818
     Greenwich Capital Commercial Funding Corp          342,359
     Granite Master Issuer PLC                          943,469
     JP Morgan Chase Commercial Mortgage Securities
       Corp                                           1,241,175
     Morgan Stanley Capital I                           463,969
     Morgan Stanley Dean Witter Capital I               391,926
     WaMu Mortgage Pass Through Certificates            365,442
     ----------------------------------------------------------
     Total market value for collateralized
       securities                                    $5,250,000
     ----------------------------------------------------------



     CANTOR FITZGERALD (0.02%)

     SECURITY DESCRIPTION                              VALUE(A)
     -----------------------------------------------------------
     Fannie Mae Pool                                 $16,923,056
     Fannie Mae Principal Strip                           43,815
     Fannie Mae REMICS                                    99,129
     Federal Farm Credit Bank                             50,726
     Federal Home Loan Banks                             104,503
     Federal Home Loan Mtge Corp                          28,948
     Federal Natl Mtge Assn                              329,299
     Freddie Mac Gold Pool                               583,755
     Freddie Mac Non Gold Pool                         5,048,554
     Freddie Mac REMICS                                  375,492
     Ginnie Mae I Pool                                   783,839


--------------------------------------------------------------------------------
                                  SELIGMAN GROWTH FUND -- 2009 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

     NOTES TO PORTFOLIO OF
     INVESTMENTS (CONTINUED)



     CANTOR FITZGERALD (0.02%)

     SECURITY DESCRIPTION                              VALUE(A)
     -----------------------------------------------------------
     Ginnie Mae II Pool                                  241,059
     US Treasury Inflation Indexed Bonds                  78,559
     US Treasury Strip Coupon                            809,266
     -----------------------------------------------------------
     Total market value for collateralized
       securities                                    $25,500,000
     -----------------------------------------------------------



     MORGAN STANLEY (0.26%)

     SECURITY DESCRIPTION                             VALUE(A)
     ----------------------------------------------------------
     Citigroup Commercial Mortgage Trust             $2,697,292
     Citigroup/Deutsche Bank Commercial Mortgage
       Trust                                            140,347
     Fannie Mae REMICS                                  245,409
     Granite Master Issuer PLC                          229,699
     Nomura Asset Acceptance Corp                         2,112
     Paragon Mortgages PLC                              103,968
     Wachovia Bank Commercial Mortgage Trust          1,824,756
     ----------------------------------------------------------
     Total market value for collateralized
       securities                                    $5,243,583
     ----------------------------------------------------------


(h) At Dec. 31, 2009, the cost of securities for federal income tax purposes was $1,835,383,868 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                        $288,125,840
     Unrealized depreciation                         (22,239,410)
     -----------------------------------------------------------
     Net unrealized appreciation                    $265,886,430
     -----------------------------------------------------------





--------------------------------------------------------------------------------
20  SELIGMAN GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
                                  SELIGMAN GROWTH FUND -- 2009 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2009:

                                                 FAIR VALUE AT DEC. 31, 2009
                             ------------------------------------------------------------------
                                  LEVEL 1           LEVEL 2
                               QUOTED PRICES         OTHER          LEVEL 3
                                 IN ACTIVE        SIGNIFICANT     SIGNIFICANT
                                MARKETS FOR       OBSERVABLE     UNOBSERVABLE
DESCRIPTION                  IDENTICAL ASSETS       INPUTS          INPUTS            TOTAL
-----------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks(a)            $1,642,486,331              $--         $--        $1,642,486,331
-----------------------------------------------------------------------------------------------
Total Equity Securities        1,642,486,331               --          --         1,642,486,331
-----------------------------------------------------------------------------------------------
Other
  Affiliated Money Market
    Fund(b)                        4,475,978               --          --             4,475,978
  Investments of Cash
    Collateral Received
    for Securities on
    Loan(c)                       20,798,439      433,509,550          --           454,307,989
-----------------------------------------------------------------------------------------------
Total Other                       25,274,417      433,509,550          --           458,783,967
-----------------------------------------------------------------------------------------------
Total                         $1,667,760,748     $433,509,550         $--        $2,101,270,298
-----------------------------------------------------------------------------------------------


(a) All industry classifications are identified in the Portfolio of Investments.
(b) Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2009.
(c) Asset categories for Investments of Cash Collateral are identified in the Portfolio of Investments.



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
22  SELIGMAN GROWTH FUND -- 2009 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
DEC. 31, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $1,349,891,736)             1,642,486,331
  Affiliated money market fund (identified cost $4,475,978)              4,475,978
  Investments of cash collateral received for securities on loan
    (identified cost $454,307,989)                                     454,307,989
----------------------------------------------------------------------------------
Total investments in securities (identified cost $1,808,675,703)     2,101,270,298
Capital shares receivable                                                  584,707
Dividends and accrued interest receivable                                1,307,360
Receivable for investment securities sold                                8,423,649
Other assets                                                                43,170
----------------------------------------------------------------------------------
Total assets                                                         2,111,629,184
----------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                   1,442,633
Payable for investment securities purchased                              9,261,878
Payable upon return of securities loaned                               454,307,989
Accrued investment management services fees                                 29,135
Accrued distribution fees                                                  586,316
Accrued transfer agency fees                                               198,654
Accrued administrative services fees                                         2,485
Accrued plan administration services fees                                   13,823
Other accrued expenses                                                     191,200
----------------------------------------------------------------------------------
Total liabilities                                                      466,034,113
----------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $ 1,645,595,071

----------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  SELIGMAN GROWTH FUND -- 2009 ANNUAL REPORT  23

STATEMENT OF ASSETS AND LIABILITIES (continued) -------------------------------- DEC. 31, 2009

REPRESENTED BY
Capital stock -- $1 par value                                      $   411,236,994
Additional paid-in capital                                           2,383,940,368
Excess of distributions over net investment income                        (818,340)
Accumulated net realized gain (loss)                                (1,441,361,964)
Unrealized appreciation (depreciation) on investments and on
  translation of assets and liabilities in foreign currencies          292,598,013
----------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $ 1,645,595,071
----------------------------------------------------------------------------------
*Value of securities on loan                                       $   440,789,061
----------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                                NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $1,243,927,994          305,941,924                       $4.07(1)
Class B                     $   97,446,493           30,519,910                       $3.19
Class C                     $   32,821,061           10,276,754                       $3.19
Class I                     $  238,196,380           56,595,677                       $4.21
Class R2                    $    1,088,235              272,087                       $4.00
Class R3                    $        6,400                1,597                       $4.01
Class R4                    $   31,688,383            7,529,168                       $4.21
Class R5                    $      420,125               99,877                       $4.21
-------------------------------------------------------------------------------------------


(1) The maximum offering price per share for Class A is $4.32. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
24  SELIGMAN GROWTH FUND -- 2009 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED DEC. 31, 2009


INVESTMENT INCOME
Income:
Dividends                                                             8,816,065
Interest                                                                132,840
Income distributions from affiliated money market fund                    8,800
Income from securities lending -- net                                   164,741
  Less foreign taxes withheld                                           (39,109)
-------------------------------------------------------------------------------
Total income                                                          9,083,337
-------------------------------------------------------------------------------
Expenses:
Investment management services fees                                   4,254,428
Distribution fees
  Class A                                                             1,283,827
  Class B                                                               316,419
  Class C                                                               239,516
  Class R2                                                                4,129
  Class R3                                                                    5
Transfer agency fees
  Class A                                                             1,892,023
  Class B                                                               109,685
  Class C                                                               106,051
  Class R2                                                                2,419
  Class R3                                                                    1
  Class R4                                                                4,845
  Class R5                                                               16,769
Administrative services fees                                            299,785
Plan administration services fees
  Class R2                                                                1,411
  Class R3                                                                    5
  Class R4                                                               23,214
Compensation of board members                                            21,133
Custodian fees                                                           44,369
Printing and postage                                                    108,860
Registration fees                                                        81,271
Professional fees                                                        27,826
Other                                                                    40,193
-------------------------------------------------------------------------------
Total expenses                                                        8,878,184
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                         (238,210)
-------------------------------------------------------------------------------
Total net expenses                                                    8,639,974
-------------------------------------------------------------------------------
Investment income (loss) -- net                                         443,363
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on security transactions                    40,361,299
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                137,233,177
-------------------------------------------------------------------------------
Net gain (loss) on investments                                      177,594,476
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $178,037,839
-------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                                  SELIGMAN GROWTH FUND -- 2009 ANNUAL REPORT  25

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED DEC. 31,                                                          2009           2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $      443,363  $  (1,609,689)
Net realized gain (loss) on investments                                40,361,299    (84,664,490)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                  137,233,177   (102,970,759)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations       178,037,839   (189,244,938)
------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                              (304,289)            --
    Class I                                                              (293,478)            --
    Class R3                                                                   (1)            --
    Class R4                                                              (19,744)            --
    Class R5                                                                 (478)            --
------------------------------------------------------------------------------------------------
Total distributions                                                      (617,990)            --
------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
26  SELIGMAN GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

YEAR ENDED DEC. 31,                                                          2009           2008
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                   $   25,561,384  $  11,319,569
  Class B shares                                                        2,552,690      1,162,446
  Class C shares                                                        3,378,868      6,213,278
  Class D shares*                                                             N/A      2,889,872
  Class I shares                                                        8,242,977            N/A
  Class R2 shares                                                         675,653        490,924
  Class R3 shares                                                           2,500            N/A
  Class R4 shares                                                       2,482,946            N/A
  Class R5 shares                                                       2,042,516      3,271,269
Fund merger (Note 10)
  Class A shares                                                      975,923,424            N/A
  Class B shares                                                       91,730,779            N/A
  Class C shares                                                        8,384,963            N/A
  Class I shares                                                      221,386,563            N/A
  Class R2 shares                                                           3,378            N/A
  Class R3 shares                                                           3,373            N/A
  Class R4 shares                                                      29,210,493            N/A
  Class R5 shares                                                           3,372            N/A
Reinvestment of distributions at net asset value
  Class A shares                                                          283,561             --
  Class I shares                                                          293,467            N/A
  Class R4 shares                                                          19,737            N/A
  Class R5 shares                                                             474             --
Conversions from Class B to Class A
  Class A shares                                                          788,460      2,208,625
  Class B shares                                                         (788,460)    (2,208,625)
Conversions from Class D to Class C*
  Class C shares                                                              N/A     20,907,080
  Class D shares                                                              N/A    (20,907,080)
Payments for redemptions
  Class A shares                                                      (97,010,439)   (46,868,969)
  Class B shares                                                       (7,262,176)    (2,679,309)
  Class C shares                                                       (5,951,077)    (5,634,135)
  Class D shares*                                                             N/A     (3,158,123)
  Class I shares                                                       (8,405,793)           N/A
  Class R2 shares                                                        (294,782)       (54,623)
  Class R4 shares                                                      (2,213,915)           N/A
  Class R5 shares                                                     (11,986,133)    (1,711,005)
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions   1,239,058,803    (34,758,806)
------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement (Note 9)                               21,687             --
------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             1,416,500,339   (224,003,744)
Net assets at beginning of year                                       229,094,732    453,098,476
------------------------------------------------------------------------------------------------
Net assets at end of year                                          $1,645,595,071  $ 229,094,732
------------------------------------------------------------------------------------------------
Excess of distributions over net investment income                 $     (818,340) $      (3,055)
------------------------------------------------------------------------------------------------


* Effective May 16, 2008 Class D shares converted to Class C shares. Certain line items from the prior year have been renamed to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                                  SELIGMAN GROWTH FUND -- 2009 ANNUAL REPORT  27

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                                     YEAR ENDED DEC. 31,
CLASS A                                            -------------------------------------------------------
PER SHARE DATA                                       2009          2008        2007        2006       2005
Net asset value, beginning of period                  $2.92        $5.22       $4.48      $4.10      $3.88
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            .00(a)      (.02)       (.03)       .00(a)    (.01)
Net gains (losses) (both realized and
 unrealized)                                           1.15        (2.28)        .77        .38        .23
----------------------------------------------------------------------------------------------------------
Total from investment operations                       1.15        (2.30)        .74        .38        .22
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   (.00)(a)       --          --         --         --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $4.07        $2.92       $5.22      $4.48      $4.10
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       39.42%(b)     (44.06%)     16.52%      9.27%      5.67%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                                 1.37%        1.35%       1.35%      1.39%      1.38%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                              1.33%        1.35%       1.35%      1.39%      1.38%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                           .09%        (.38%)      (.57%)     (.03%)     (.17%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $1,244         $196        $391       $371       $389
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                142%         241%        176%       169%       133%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
28  SELIGMAN GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED DEC. 31,
CLASS B                                            -------------------------------------------------------
PER SHARE DATA                                       2009          2008        2007        2006       2005
Net asset value, beginning of period                  $2.31        $4.16       $3.60      $3.32      $3.17
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           (.03)        (.04)       (.05)      (.03)      (.03)
Net gains (losses) (both realized and
 unrealized)                                            .91        (1.81)        .61        .31        .18
----------------------------------------------------------------------------------------------------------
Total from investment operations                        .88        (1.85)        .56        .28        .15
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $3.19        $2.31       $4.16      $3.60      $3.32
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       38.10%(b)     (44.47%)     15.56%      8.43%      4.73%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                                 2.07%        2.10%       2.11%      2.15%      2.14%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                              2.01%        2.10%       2.11%      2.15%      2.14%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                          (.84%)      (1.13%)     (1.33%)     (.79%)     (.93%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                 $97           $4         $11        $15        $22
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                142%         241%        176%       169%       133%
----------------------------------------------------------------------------------------------------------



                                                                     YEAR ENDED DEC. 31,
CLASS C                                            -------------------------------------------------------
PER SHARE DATA                                       2009          2008        2007        2006       2005
Net asset value, beginning of period                  $2.31        $4.16       $3.60      $3.32      $3.17
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           (.01)        (.04)       (.05)      (.03)      (.03)
Net gains (losses) (both realized and
 unrealized)                                            .89        (1.81)        .61        .31        .18
----------------------------------------------------------------------------------------------------------
Total from investment operations                        .88        (1.85)        .56        .28        .15
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $3.19        $2.31       $4.16      $3.60      $3.32
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       38.10%(b)     (44.47%)     15.56%      8.43%      4.73%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                                 2.25%        2.11%       2.11%      2.15%      2.14%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                              2.22%        2.11%       2.11%      2.15%      2.14%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                          (.41%)      (1.14%)     (1.33%)     (.79%)     (.93%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                 $33          $19         $15        $15        $19
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                142%         241%        176%       169%       133%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                                  SELIGMAN GROWTH FUND -- 2009 ANNUAL REPORT  29

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS I                                            YEAR ENDED DEC. 31,
PER SHARE DATA                                           2009(e)
Net asset value, beginning of period                       $3.79
----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                 .01
Net gains (losses) (both realized and
 unrealized)                                                 .42
----------------------------------------------------------------------
Total from investment operations                             .43
----------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                        (.01)
----------------------------------------------------------------------
Net asset value, end of period                             $4.21
----------------------------------------------------------------------
TOTAL RETURN                                              11.22%
----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Total expenses                                              .71%(f)
----------------------------------------------------------------------
Net investment income (loss)                                .37%(f)
----------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                     $238
----------------------------------------------------------------------
Portfolio turnover rate                                     142%
----------------------------------------------------------------------



                                                                     YEAR ENDED DEC. 31,
CLASS R2*                                          -------------------------------------------------------
PER SHARE DATA                                       2009          2008        2007        2006       2005
Net asset value, beginning of period                  $2.88        $5.17       $4.44      $4.08      $3.87
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            .00(a)      (.03)       (.04)      (.01)      (.02)
Net gains (losses) (both realized and
 unrealized)                                           1.12        (2.26)        .77        .37        .23
----------------------------------------------------------------------------------------------------------
Total from investment operations                       1.12        (2.29)        .73        .36        .21
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $4.00        $2.88       $5.17      $4.44      $4.08
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       38.89%(b)     (44.29%)     16.44%      8.82%      5.43%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Total expenses                                        1.81%        1.61%       1.61%      1.65%      1.64%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                          (.06%)       (.64%)      (.83%)     (.29%)     (.43%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                  $1          $--         $--        $--        $--
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                142%         241%        176%       169%       133%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
30  SELIGMAN GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS R3                                           YEAR ENDED DEC. 31,
PER SHARE DATA                                           2009(e)
Net asset value, beginning of period                       $3.61
----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                 .00(a)
Net gains (losses) (both realized and
 unrealized)                                                 .40
----------------------------------------------------------------------
Total from investment operations                             .40
----------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                        (.00)(a)
----------------------------------------------------------------------
Net asset value, end of period                             $4.01
----------------------------------------------------------------------
TOTAL RETURN                                              11.10%
----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Total expenses                                             1.27%(f)
----------------------------------------------------------------------
Net investment income (loss)                               (.14%)(f)
----------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                      $--
----------------------------------------------------------------------
Portfolio turnover rate                                     142%
----------------------------------------------------------------------



CLASS R4                                           YEAR ENDED DEC. 31,
PER SHARE DATA                                           2009(e)
Net asset value, beginning of period                       $3.79
----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                 .00(a)
Net gains (losses) (both realized and
 unrealized)                                                 .42
----------------------------------------------------------------------
Total from investment operations                             .42
----------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                        (.00)(a)
----------------------------------------------------------------------
Net asset value, end of period                             $4.21
----------------------------------------------------------------------
TOTAL RETURN                                              11.15%
----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Total expenses                                             1.01%(f)
----------------------------------------------------------------------
Net investment income (loss)                                .07%(f)
----------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                      $32
----------------------------------------------------------------------
Portfolio turnover rate                                     142%
----------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                                  SELIGMAN GROWTH FUND -- 2009 ANNUAL REPORT  31

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                     YEAR ENDED DEC. 31,
CLASS R5*                                          -------------------------------------------------------
PER SHARE DATA                                       2009          2008        2007        2006       2005
Net asset value, beginning of period                  $3.01        $5.37       $4.58      $4.17      $3.93
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            .05          .00(a)      .00(a)     .02        .01
Net gains (losses) (both realized and
 unrealized)                                           1.15        (2.36)        .79        .39        .23
----------------------------------------------------------------------------------------------------------
Total from investment operations                       1.20        (2.36)        .79        .41        .24
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   (.00)(a)       --          --         --         --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $4.21        $3.01       $5.37      $4.58      $4.17
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       40.03%(b)     (43.95%)     17.25%      9.83%      6.11%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Total expenses                                        1.17%         .90%        .85%       .82%       .88%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                          1.63%         .07%       (.07%)      .54%       .33%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                 $--           $9         $15        $12        $10
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                142%         241%        176%       169%       133%
----------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
* Effective June 13, 2009, Class R and Class I shares (in existence on or before June 13, 2009) were redesignated as Class R2 and Class R5 shares, respectively.
(a) Rounds to zero.
(b) In May 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(d) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(e) For the period from Aug. 3, 2009 (when shares became publicly available) to Dec. 31, 2009.
(f) Annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
32  SELIGMAN GROWTH FUND -- 2009 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Seligman Growth Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a diversified, open-end management investment company and has 500 million authorized shares of capital stock. The Fund invests primarily in the common stock of large U.S. companies, selected for their growth prospects.

The Fund offers Class A, Class B, Class C, Class I, Class R2, Class R3, Class R4 and Class R5 shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and will automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Effective June 13, 2009, Class R and Class I* shares were redesignated as Class R2 and Class R5 shares, respectively. Class R2 and Class R5 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors. Prior to June 13, 2009, Class R shares (redesignated to Class R2 shares) charged a 1% CDSC on shares sold within one year of initial purchase.

- Class I*, Class R3 and Class R4 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors. These share classes became available Aug. 3, 2009.

Effective May 16, 2008, Class D shares converted to Class C shares and as of this date the Fund no longer offers Class D shares.

At Dec. 31, 2009, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and affiliated funds-of-funds in the RiverSource Family of Funds owned 100% of Class I shares, and RiverSource Investments owned 100% of Class R3 shares.


* All references within the report reflect the redesignated share classes (i.e., the Class I shares in existence on or before June 13, 2009 are reflected as Class R5 shares, and the Class I shares reflected are a new share class for the Fund.)

--------------------------------------------------------------------------------
                                  SELIGMAN GROWTH FUND -- 2009 ANNUAL REPORT  33

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ADOPTION OF NEW ACCOUNTING STANDARD
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM) (Codification) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after Sept. 15, 2009. The Codification did not have an effect on the Fund's financial statements.

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Fund's Board of Directors (the Board) generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or

--------------------------------------------------------------------------------
34  SELIGMAN GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.


--------------------------------------------------------------------------------
                                  SELIGMAN GROWTH FUND -- 2009 ANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

RECENT ACCOUNTING PRONOUNCEMENT
On Jan. 21, 2010, the FASB issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 or Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and the reason(s) for the transfer. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the amendment is for interim and annual periods beginning after Dec. 15, 2009, however, the requirement to provide the

--------------------------------------------------------------------------------
36  SELIGMAN GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after Dec. 15, 2010. At this time the Fund is evaluating the implications of the amendment and the impact to the financial statements.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. Effective June 29, 2009, the management fee is equal to a percentage of the Fund's average daily net assets that declines from 0.655% to 0.565% as the Fund's net assets increase. Prior to June 29, 2009, the Investment Manager received an annual fee equal to a percentage of the Fund's average daily net assets that declined from 0.70% to 0.60% as the Fund's net assets increased. The management fee for the year ended Dec. 31, 2009 was 0.65% of the Fund's average daily net assets. The reduction in the investment management services fee schedule on June 29, 2009 is related to the elimination of the administrative portion of the management fee that is now being charged separately to the Fund through the Administrative Services Agreement with Ameriprise Financial. See Administrative services fees below for more information.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, effective June 29, 2009, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The fee for the period from June 29, 2009 through Dec. 31, 2009 was 0.05% of the Fund's average daily net assets. Prior to June 29, 2009, Ameriprise Financial administered certain aspects of the Fund's business and other affairs for no additional fee. The fees payable under the Administrative Services Agreement beginning on June 29, 2009 are offset by

--------------------------------------------------------------------------------
                                  SELIGMAN GROWTH FUND -- 2009 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

corresponding decreases in the investment management fees charged to the Fund and the elimination of separate fees that were previously payable to State Street Bank and Trust Company, in its capacity as the Fund's prior administrative agent.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Dec. 31, 2009, other expenses paid to this company were $4,061.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Effective June 15, 2009, under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains Fund shareholder accounts and records and provides Fund shareholder services. Under the Agreement, the Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Transfer Agent also charges an annual fee of $3 per account serviced directly by the Fund or its designated agent for Class A, Class B and Class C shares. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3, Class R4 and Class R5 shares. The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for the 12 month period from the date the account becomes inactive. These fees are included in the transfer agency fees in the Statement of Operations.

Prior to June 15, 2009, Seligman Data Corp. (SDC) owned by six associated investment companies, including the Fund, provided shareholder servicing and transfer agency services to the Fund, as well as certain other Seligman funds. The Fund's ownership interest in SDC at Dec. 31, 2009 is included in other assets in the Statement of Assets and Liabilities at a cost of $43,170. In January 2009, the Board approved the Fund's termination of the shareholder servicing and transfer agency relationship with SDC and the engagement of RiverSource Service Corporation to provide shareholder servicing and transfer

--------------------------------------------------------------------------------
38  SELIGMAN GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



agency services. As a result of the Board's termination of the shareholder servicing and transfer agency relationship with SDC (which was SDC's sole business), SDC has exited the transfer agent business, effective June 15, 2009.

For the period from Jan. 1, 2009 to June 15, 2009, SDC charged the Fund $345,832 for shareholder account and transfer agent services in accordance with a methodology approved by the Fund's Board. Class R5 shares received more limited shareholder services than the Fund's other classes of shares. SDC did not allocate to Class R5 the costs of any of its departments that did not provide services to the Class R5 shareholders. Costs of SDC directly attributable to the other classes of the Fund were charged to those classes in proportion to their relative net asset values. Costs directly attributable to Class R5 shares were charged to Class R5. The remaining charges were allocated to all classes by SDC pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

In connection with the termination of the Fund's relationship with SDC, the Fund incurred certain non-recurring charges, including charges relating to the remaining periods of SDC's leases (the Non-Recurring Charges). These Non-Recurring Charges were incurred over a period from Jan. 28, 2009 to June 12, 2009, and amounted to $344,042, or 0.05% of the Fund's average daily net assets for the year ended Dec. 31, 2009. These Non-Recurring Charges are included in transfer agency fees in the Statement of Operations. The Non-Recurring Charges are included in the Fund's total expenses and are, therefore, subject to any expense waiver/reimbursements described below.

The Fund and certain other associated investment companies (together, the Guarantors) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of a lease entered into by SDC, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At Dec. 31, 2009, the Fund's total potential future obligation over the life of the Guaranty is $365,339. The liability remaining at Dec. 31, 2009 for Non-Recurring Charges amounted to $187,421 and is included within accrued transfer agency fees in the Statement of Assets of Liabilities.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement, effective June 15, 2009, the Fund pays the Transfer Agent an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.


--------------------------------------------------------------------------------
                                  SELIGMAN GROWTH FUND -- 2009 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Fund Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class R3 shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% was reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $27,000 and $2,005,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of Oct. 31, 2009, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $298,835 for Class A, $34,956 for Class B and $2,845 for Class C shares for the year ended Dec. 31, 2009. Effective June 13, 2009, the 1% CDSC was eliminated for Class R2 shares.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Dec. 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were as follows:

Class A..............................................  1.33%
Class B..............................................  2.01
Class C..............................................  2.22


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A...........................................  $214,866
Class B...........................................    17,547
Class C...........................................     5,797


Effective Sept. 12, 2009, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Feb. 28, 2011, unless sooner terminated at the sole discretion of the Board, such that net

--------------------------------------------------------------------------------
40  SELIGMAN GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


expenses (excluding fees and expenses of acquired funds*) will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.21%
Class B..............................................  1.98
Class C..............................................  1.97
Class I..............................................  0.76
Class R2.............................................  1.56
Class R3.............................................  1.31
Class R4.............................................  1.06
Class R5.............................................  0.81


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $2,017,487,486 (including $1,095,053,158* from RiverSource Growth Fund that was acquired in the fund merger as described in
Note 10) and $999,051,626, respectively, for the year ended Dec. 31, 2009. Realized gains and losses are determined on an identified cost basis.

* This purchase amount is excluded for purposes of calculating the Fund's portfolio turnover rate.

5. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

YEAR ENDED DEC. 31,                           2009       2008(A)
------------------------------------------------------------------
CLASS A
Sold                                        6,835,534    2,686,477
Fund merger                               257,699,722          N/A
Converted from Class B(b)                     241,371      514,452
Reinvested dividends                           70,188           --
Redeemed                                  (26,142,765) (10,898,816)
------------------------------------------------------------------
Net increase (decrease)                   238,704,050   (7,697,887)
------------------------------------------------------------------

CLASS B
Sold                                          856,354      338,472
Fund merger                                30,781,504          N/A
Converted to Class A(b)                      (306,337)    (648,198)
Redeemed                                   (2,413,075)    (782,552)
------------------------------------------------------------------
Net increase (decrease)                    28,918,446   (1,092,278)
------------------------------------------------------------------



--------------------------------------------------------------------------------
                                  SELIGMAN GROWTH FUND -- 2009 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

YEAR ENDED DEC. 31,                           2009       2008(A)
------------------------------------------------------------------
CLASS C
Sold                                        1,254,045    1,776,810
Fund merger                                 2,812,760          N/A
Converted from Class D(c)                         N/A    4,989,756
Redeemed                                   (2,214,651)  (1,856,009)
------------------------------------------------------------------
Net increase (decrease)                     1,852,154    4,910,557
------------------------------------------------------------------

CLASS D(c)
Sold                                              N/A      757,076
Converted to Class C                              N/A   (4,989,756)
Redeemed                                          N/A     (826,371)
------------------------------------------------------------------
Net increase (decrease)                           N/A   (5,059,051)
------------------------------------------------------------------

CLASS I(d)
Sold                                        2,129,871          N/A
Fund merger                                56,503,994          N/A
Reinvested dividends                           70,207          N/A
Redeemed                                   (2,108,395)         N/A
------------------------------------------------------------------
Net increase (decrease)                    56,595,677          N/A
------------------------------------------------------------------

CLASS R2(e)
Sold                                          205,426      105,318
Fund merger                                       907          N/A
Redeemed                                      (80,872)     (13,583)
------------------------------------------------------------------
Net increase (decrease)                       125,461       91,735
------------------------------------------------------------------

CLASS R3(d)
Sold                                              692          N/A
Fund merger                                       905          N/A
------------------------------------------------------------------
Net increase (decrease)                         1,597          N/A
------------------------------------------------------------------

CLASS R4(d)
Sold                                          616,272          N/A
Fund merger                                 7,453,524          N/A
Reinvested dividends                            4,722          N/A
Redeemed                                     (545,350)         N/A
------------------------------------------------------------------
Net increase (decrease)                     7,529,168          N/A
------------------------------------------------------------------



--------------------------------------------------------------------------------
42  SELIGMAN GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


YEAR ENDED DEC. 31,                           2009       2008(A)
------------------------------------------------------------------
CLASS R5(e)
Sold                                          718,823      774,485
Fund merger                                       862          N/A
Reinvested dividends                              113           --
Redeemed                                   (3,713,490)    (427,455)
------------------------------------------------------------------
Net increase (decrease)                    (2,993,692)     347,030
------------------------------------------------------------------


(a) Certain line items from the prior year have been renamed to conform to the current year presentation.
(b) Automatic conversion of Class B shares to Class A shares.
(c) Effective May 16, 2008, Class D shares converted to Class C shares.
(d) For the period from Aug. 3, 2009 (when shares became publicly available) to Dec. 31, 2009.
(e) Effective June 13, 2009, Class R and Class I shares were redesignated as Class R2 and Class R5 shares, respectively.

6. LENDING OF PORTFOLIO SECURITIES

Effective May 15, 2009, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral balance are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Dec. 31, 2009, securities valued at $440,789,061 were on loan, secured by cash collateral of $454,307,989 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the

--------------------------------------------------------------------------------
                                  SELIGMAN GROWTH FUND -- 2009 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $164,741 earned from securities lending for the year ended Dec. 31, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

7. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $207,313,574 and $202,837,596, respectively, for the year ended Dec. 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Dec. 31, 2009, can be found in the Portfolio of Investments.

8. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing the prior credit facilities. The credit facility agreement, which is a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to the Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (A) 1.25% per annum plus (B) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee

--------------------------------------------------------------------------------
44  SELIGMAN GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility.

For the period from June 17, 2009 through Oct. 15, 2009, the credit facility agreement, which was a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to the Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.

Prior to June 17, 2009, the Fund participated in a joint $200 million committed line of credit that was shared by substantially all funds in the Seligman Group of Investment Companies. The Board had limited the Fund's borrowings to 10% of its net assets. Borrowings pursuant to the credit facility were subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurred a commitment fee of 0.12% per annum on its share of the unused portion of the credit facility. The credit facility may have been drawn upon only for temporary purposes and was subject to certain other customary restrictions. The Fund had no borrowings during the year ended Dec. 31, 2009.

9. PROCEEDS FROM REGULATORY SETTLEMENT

In May 2009, as a result of a settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $21,687, which represented the Fund's portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in capital.

10. FUND MERGER

At the close of business on Sept. 11, 2009, Seligman Growth Fund acquired the assets and assumed the identified liabilities of RiverSource Growth Fund. The reorganization was completed after shareholders approved the plan on June 2, 2009.

The aggregate net assets of Seligman Growth Fund immediately before the acquisition were $268,450,110 and the combined net assets immediately after the acquisition were $1,595,096,455.

The merger was accomplished by a tax-free exchange of 61,893,968 shares of RiverSource Growth Fund valued at $1,326,646,345.


--------------------------------------------------------------------------------
                                  SELIGMAN GROWTH FUND -- 2009 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

In exchange for the RiverSource Growth Fund shares and net assets, Seligman Growth Fund issued the following number of shares:

                                                      SHARES
--------------------------------------------------------------
Class A..........................................  257,699,722
Class B..........................................   30,781,504
Class C..........................................    2,812,760
Class I..........................................   56,503,994
Class R2.........................................          907
Class R3.........................................          905
Class R4.........................................    7,453,524
Class R5.........................................          862


For financial reporting purposes, net assets received and shares issued by the Seligman Growth Fund were recorded at fair value; however, the RiverSource Growth Fund's cost of investments was carried forward to align ongoing reporting of the Seligman Growth Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The components of RiverSource Growth Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows:

                                                                                EXCESS OF
                                                                              DISTRIBUTIONS
                                                            ACCUMULATED            OVER
      TOTAL             CAPITAL           UNREALIZED            NET           NET INVESTMENT
    NET ASSETS           STOCK           APPRECIATION      REALIZED LOSS          INCOME
---------------------------------------------------------------------------------------------
  $1,326,646,345     $2,423,854,173      $218,123,873     $(1,313,969,609)     $(1,362,092)


The financial statements reflect the operations of the Seligman Growth Fund for the period prior to the merger and the combined Fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of the RiverSource Growth Fund that have been included in the combined Fund's Statement of Operations since the merger was completed. Assuming the merger had been completed on Jan. 1, 2009, the Seligman Growth Fund's pro-forma net investment income, net loss on investments, and net increase in net assets from operations for the year ended Dec. 31, 2009 would have been $2.9 million, $(96.9) million and $459.6 million, respectively.

11. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of passive foreign investment company (PFIC) holdings, investments in partnerships, post-October losses and losses deferred due to wash sales. The character of distributions made

--------------------------------------------------------------------------------
46  SELIGMAN GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, excess of distributions over net investment income has been decreased by $721,434 and accumulated net realized loss has been decreased by $235,913,567 resulting in a net reclassification adjustment to decrease paid-in capital by $236,635,001.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED DEC. 31,                               2009    2008
--------------------------------------------------------------
Ordinary income...............................  $617,990   $--
Long-term capital gain........................        --    --
Tax return of capital.........................        --    --


At Dec. 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income................  $       724,427
Undistributed accumulated long-term gain.....  $            --
Accumulated realized loss....................  $(1,416,163,210)
Unrealized appreciation (depreciation).......  $   265,856,492


For federal income tax purposes, the Fund had a capital loss carry-over of $1,416,163,210 at Dec. 31, 2009, that if not offset by capital gains will expire as follows:

    2010            2015             2016             2017
$234,134,706    $107,614,532    $1,048,921,057    $25,492,915


Seligman Growth Fund acquired $1,283,642,658 of capital loss carry-overs in connection with the RiverSource Growth Fund merger (Note 10). In addition to the acquired capital loss carry-overs, the Fund also acquired unrealized capital gains as a result of the mergers. The yearly utilization of the acquired capital losses as well as the utilization of the acquired unrealized gains is limited by the Internal Revenue Code. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

For the year ended Dec. 31, 2009, $236,613,314 of capital loss carry-over expired unused. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or

--------------------------------------------------------------------------------
                                  SELIGMAN GROWTH FUND -- 2009 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

12. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through Feb. 22, 2010, the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

13. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of

--------------------------------------------------------------------------------
48  SELIGMAN GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New

--------------------------------------------------------------------------------
                                  SELIGMAN GROWTH FUND -- 2009 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
50  SELIGMAN GROWTH FUND -- 2009 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
SELIGMAN GROWTH FUND, INC.:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Growth Fund, Inc. (the Fund) as of December 31, 2009, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights of the Fund for the periods presented through December 31, 2008, were audited by other auditors whose report dated February 27, 2009, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.


--------------------------------------------------------------------------------
                                  SELIGMAN GROWTH FUND -- 2009 ANNUAL REPORT  51

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------

In our opinion, the 2009 financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Seligman Growth Fund, Inc. at December 31, 2009, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
February 22, 2010


--------------------------------------------------------------------------------
52  SELIGMAN GROWTH FUND -- 2009 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Dec. 31, 2009


INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................    100.00%
    Dividends Received Deduction for corporations................    100.00%
    U.S. Government Obligations..................................      0.00%


The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
                                  SELIGMAN GROWTH FUND -- 2009 ANNUAL REPORT  53

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 132 funds, which includes 100 RiverSource funds and 32 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 59
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 71                     2002
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
54  SELIGMAN GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 57
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 68                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Aquila     Pharmaceuticals,
Minneapolis, MN 55402                            Biopharmaceuticals                                       Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                                  SELIGMAN GROWTH FUND -- 2009 ANNUAL REPORT  55

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 49                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or visiting riversource.com/funds (for RiverSource and Threadneedle funds) or seligman.com (for Seligman funds).

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 44                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
56  SELIGMAN GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 44                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006 and of
Minneapolis, MN 55474                            RiverSource Fund Distributors, Inc. since 2008
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Ameriprise Certificate Company and RiverSource Service
New York, NY 10010                               Corporation since 2009; Chief Compliance Officer for
Age 58                                           each of the Seligman funds since 2004; Anti-Money
                                                 Laundering Prevention Officer and Identity Theft
                                                 Prevention Officer for each of the Seligman funds since
                                                 2008; Managing Director, J. & W. Seligman & Co.
                                                 Incorporated and Vice-President for each of the
                                                 Seligman funds, 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004 and        Ameriprise Financial, Inc. since 2005; Compliance
Minneapolis, MN 55474      Identity Theft        Director, Ameriprise Financial, Inc., 2004-2008
Age 46                     Prevention Officer
                           since 2008
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                                  SELIGMAN GROWTH FUND -- 2009 ANNUAL REPORT  57

PROXY VOTING  ------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; visiting seligman.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting seligman.com; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
58  SELIGMAN GROWTH FUND -- 2009 ANNUAL REPORT

SELIGMAN GROWTH FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. Seligman(R) mutual funds are part of the
                                RiverSource Family of Funds, and are distributed by
                                RiverSource Fund Distributors, Inc., Member FINRA, and
                                managed by RiverSource Investments, LLC. RiverSource and
                                Threadneedle are part of Ameriprise Financial, Inc. Seligman is an offering brand of RiverSource Investments.
(SELIGMAN LOGO)                 (C)2010 RiverSource Investments, LLC.                             SL-9908 A (3/10)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

        (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

        (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The fees for the year ended Dec. 31, to Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for Seligman Growth Fund, Inc. were as follows:

                                 2009 - $19,765

(b) Audit-Related Fees. The fees for the year ended Dec. 31, to Ernst & Young LLP for additional audit-related services rendered related to the semiannual financial statement review, the transfer agent 17Ad-13 review and other consultations and services required to complete the audit for Seligman Growth Fund, Inc. were as follows:

                                  2009 - $2,745

(c) Tax Fees. The fees for the year ended Dec. 31, to Ernst & Young LLP for tax compliance related services rendered for Seligman Growth Fund, Inc. were as follows:

                                  2009 - $3,180

(d) All Other Fees. The fees for the year ended Dec. 31, to Ernst & Young LLP for additional professional services rendered for Seligman Growth Fund, Inc. were as follows:

                                    2009 - $0

      (e)(1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2009 were pre-approved by the audit committee.

(f)   Not applicable.

(g) Non-Audit Fees. The fees for the year ended Dec. 31, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                                 2009 - $804,611

(h) 100% of the services performed in item (g) above during 2009 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6.  Investments.

(a)   The complete schedule of investments is included in Item 1 of this Form
      N-CSR.

(b)   Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

      (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

      (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

      (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under
      Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

      (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

      (a)(3) Not applicable.

      (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            Seligman Growth Fund, Inc.

By     /s/ Patrick T. Bannigan
       -----------------------------------------------------------
       Patrick T. Bannigan
       President and Principal Executive Officer

Date   March 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By     /s/ Patrick T. Bannigan
       -----------------------------------------------------------
       Patrick T. Bannigan
       President and Principal Executive Officer

Date     March 5, 2010

By     /s/ Jeffrey P. Fox
       -----------------------------------------------------------
       Jeffrey P. Fox
       Treasurer and Principal Financial Officer

Date   March 5, 2010